Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated March 27, 1996 included in PanAmSat Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this Form S-8.

                                                  s/Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP


Stamford, Connecticut
 September 19, 1996